SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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TETON ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TETON ENERGY CORPORATION
410 17th Street, Suite 1850
Denver, Colorado 80202
(303) 565-4600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD April 13, 2006

TO THE STOCKHOLDERS OF TETON ENERGY CORPORATION:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Teton Energy Corporation to be held at Marriott City Center, 1701 California Street, Denver, Colorado 80202 on Thursday, April 13, 2006, at 9:30 AM (local time). At the Annual Meeting, you will be asked to vote on the following:

1.	To elect five Directors to the Company’s Board, to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

2.
To consider and act upon a proposal to ratify the Board’s selection of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent auditors for the fiscal year ending December 31, 2006 (Proposal No. 2); and

3.	To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice.

The Board has fixed the close of business on March 6, 2006 as the Record Date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:

•	By mail - fill in, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.
•	By telephone - call the toll-free telephone number on your proxy card to vote by phone.
•	Via Internet - visit the website noted on your proxy card to vote via the Internet.

You may attend the meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

The Annual Report to stockholders for the Company’s fiscal year ended December 31, 2005, has been mailed with or prior to this Proxy Statement. This Proxy Statement and the enclosed proxy are expected to be mailed to stockholders on or about March 23, 2006.

By Order of the Board of Directors,

James J. Woodcock
Chairman

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

IMPORTANT: Please SIGN, DATE, and RETURN the enclosed proxy or submit your proxy by telephone or the Internet immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

i

TETON ENERGY CORPORATION
410 17th Street, Suite 1850
Denver, Colorado 80202

PROXY STATEMENT
FOR
2006 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING THE PROXY MATERIALS AND THE ANNUAL MEETING

Our Board of Directors is soliciting proxies to be voted at the 2006 Annual Meeting of Stockholders to be held on April 13, 2006. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented at the meeting by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this proxy statement, the proxy card and our annual report on Form 10-K for the fiscal year ended December 31, 2005, were mailed to stockholders beginning March 23, 2006. Teton’s principal executive offices are located at 410 17th Street, Suite 1850, Denver, Colorado 80202. Teton’s main telephone number is (303) 565-4600. In this proxy statement, Teton Energy Corporation is referred to as the “Company,” “Teton” and “we.”

Questions and Answers

Q:   Who may vote at the meeting?

A:   You may vote your Teton stock if our records show that you owned your shares on March 6, 2006, which is referred to as the Record Date. At the close of business on the Record Date, 11,666,079 shares of Teton common stock were outstanding and eligible to vote. You may cast one vote for each share of common stock held by you on all matters presented, except for the election of the directors. Please see “Vote required” at the end of “Proposal 1 — Election of Directors” below for further explanation.

Q:   What proposals will be voted on at the annual meeting?

A:   There are two proposals scheduled to be voted on at the annual meeting:

•	Election of five members of the Board; and

•	Ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

We will also consider other business that properly comes before the meeting.

Q:   How does the Board recommend that I vote?

A:   Our Board recommends that you vote:

•	“FOR” each of the nominees to the Board;

•	“FOR” ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for the fiscal year ending December 31, 2006;

Q:   How can I vote my shares in person at the annual meeting?

A:  If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares and the proxy materials and proxy card are being sent directly to you by Teton. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting.

Most stockholders of Teton hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your broker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the meeting in order to vote in person.

Q:   How can I vote my shares without attending the annual meeting?

A:   Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by Internet, telephone or completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q:   What happens if additional matters are presented at the annual meeting?

A:   Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the person named as proxy holder, Karl Arleth, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:   What happens if I do not give specific voting instructions?

A:   If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting. If you hold your shares through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee will have authority to vote your shares on all matters to be considered at the meeting.

Q:   What is the quorum requirement for the annual meeting?

A:   A majority of Teton’s outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you:

•	are present and vote in person at the meeting; or

•	have properly submitted a proxy card or voted by telephone or by using the Internet.

Q:   How can I change my vote after I return my proxy card?

A:   You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, voting on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy submitted prior to the meeting will be counted), or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote at the meeting or specifically request in writing that your prior proxy be revoked.

Q:   Is my vote confidential?

A.   Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Teton or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to Teton management.

Q:   Where can I find the voting results of the annual meeting?

A:   The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2006. We will also make the results available on our website, which is www.teton-energy.com. We will identify a link to the results on our website’s home page.

Q:   How can I obtain a separate set of voting materials?

A:   To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Teton stock account, we are delivering only one set of the proxy statement and the annual report on Form 10-K for the fiscal year ended December 31, 2005 to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by writing or calling us at:

Teton Energy Corporation Attn: Investor Relations 410 17th Street, Suite 1850 Denver, CO, USA 80202 Phone: 1.303.565.4600

Q:   Who pays for the cost of this proxy solicitation?

A:   We will pay the costs of the solicitation of proxies. We may engage Georgeson Shareholder Communications Inc. as our proxy solicitor to help us solicit proxies from brokers, bank nominees and other institutions for a fee of approximately $15,000, plus reasonable out-of-pocket expenses. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers, and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone, or we may ask our proxy solicitor to solicit proxies on our behalf by telephone for a fee of $5.00 per phone call, plus reasonable expenses.

Q:   How can I obtain a copy of Teton’s 10-K?

A:   A copy of our 2005 Form 10-K is enclosed. You may obtain an additional copy of our 2005 Form 10-K by sending a written request to the address listed above under “How can I obtain a separate set of voting materials?” We will furnish the Form 10-K without exhibits at no charge. If you prefer a copy of the 2005 Form 10-K including exhibits, you will be charged a fee (which will be limited to our reasonable expenses in furnishing such exhibits). Our Form 10-K is available in PDF format through our Investor Relations website at http://www.teton-energy.com and our Form 10-K with exhibits is available on the SEC website at http://www.sec.gov.

Q:   What is the voting requirement to approve each of the proposals?

A:   In the election of directors, the five persons receiving the highest number of (or plurality) “FOR” votes at the annual meeting will be elected. The proposal regarding the ratification of our auditors requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on this proposal at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur when a beneficial owner fails to give voting instructions with respect to “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, although broker non-votes are counted for purposes of determining a quorum, broker non-votes will not otherwise affect the outcome of any matter being voted on at the meeting. There are no votes scheduled that are considered “non-routine.”

Q:   How can I communicate with the non-employee directors on Teton’s Board?

A:   The Board encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of the Secretary. Stockholders can send communications by mail to Secretary, Teton Energy Corporation, 410 17th Street, Suite 1850, Denver, Colorado 80202. Correspondence received that is addressed to the non-employee directors will be reviewed by our general counsel or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our general counsel, deals with the functions of the board or committees thereof or that the general counsel otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by Teton that is addressed to the non-employee members of the board and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by calling or emailing:

Ms. Gillian Kane
Tel. (303) 565-4600
gkane@teton-energy.com

Or by writing or calling the Company at its principal executive offices:

Teton Energy Corporation
410 17th Street, Suite 1850
Denver, Colorado 80202
Tel. (303) 565-4600
Fax. (303) 565-4606

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The Directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our Directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Biographical information about our Directors is provided in “Election of Directors - Proposal No. 1” on page 8.

Director Independence

The Board has determined that all of the Directors and nominees who would serve after April 13, 2006 are independent except for Mr. Arleth, President, Chief Executive Officer of the Company. The Board’s determinations of independence were made in accordance with Section 121A of the American Stock Exchange (“AMEX”) Company Guide. The Company was a small business issuer within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) through December 31, 2003. On that date the Company ceased to be a small business issuer because its public float exceeded $25 million at the end of two consecutive years. As a result, the Company ceased reporting as a small business issuer commencing with the Form 10-Q filed for the quarter ended March 31, 2004. Small business issuers are not required to have a majority of independent directors until their first annual meeting of stockholders after July 1, 2005. However, as a result of its ceasing to be eligible to report as a small business issuer, the Company is now required to have a majority of independent directors within the meaning of Section 121A of the AMEX Company Guide. The Directors the Board has determined to be independent are Messrs. Woodcock, Connor, Conroy, and White.

Board Meetings and Attendance

During 2005, the Board held 8 physical and telephonic meetings. There was 100% attendance at all meetings of the Board and committees on which he served either in person or via telephone. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

It is the Company’s policy that Directors should make every effort to attend the annual meeting of stockholders. In 2005, all directors attended the Company’s annual meeting in person.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our Directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of the Company’s Code of Business Conduct and Ethics is available on our website at http://www.teton-energy.com. We will post on our website any amendment to the Company’s Code of Business Conduct and Ethics or waivers of the Company’s Code of Business Conduct and Ethics for directors and executive officers.

Complaints Regarding Accounting Matters

The Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters (“accounting matters”), and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Communications with Directors

The Board has approved procedures for stockholders to send communications to individual Directors or the non-employee Directors as a group.

Written correspondence should be addressed to the Director or Directors in care of Secretary of the Company at the Company’s primary address. All correspondence will be forwarded directly to the intended recipient.

You may also contact individual Directors by calling the Company’s principal executive offices at (303) 565-4600.

BOARD COMMITTEES

The Board has standing Audit, Compensation, and Governance and Nominating committees. Each committee has a written charter. The charters are included as appendices to this Proxy Statement and available on the Company’s website at http://www.teton-energy.com. Information concerning the membership and function of each committee is as follows:

Board Committee Membership
Name	Audit Committee	Compensation Committee	Governance and Nominating Committee

Mr. Arleth
Mr. Connor	X (1)
Mr. Conroy	X	X	X(1)
Mr. White	X	X
Mr. Woodcock		X(1)	X

_____________________ (1) Chairman.

Audit Committee

The Audit Committee is responsible for determining the adequacy of the Company’s internal accounting and financial controls, reviewing the results of the audit of the Company performed by the independent public accountants, and recommending the selection of independent public accountants. The functions of the Audit Committee and its activities during 2005 are described in more detail under “Report of the Audit Committee” on page 20 as well as in the Committee’s charter, which can be found at our website, http://www.teton-energy.com. During the year, the Board examined the composition of the Audit Committee in light of the adoption by the AMEX of new listing standards governing audit committees. Based upon this examination, the Board has determined that each of the members of the Audit Committee is unrelated, is an outside member with no other current affiliation with the Company, and is independent as defined by AMEX listing standards. The Board has determined that Mr. John Connor is an “audit committee financial expert” as that term is defined by the SEC and AMEX, and is “independent” from the Company’s management as that term is defined in Item 7(d)(3)(iv) of Regulation 14A promulgated under the 1934 Act. During 2005, the Audit Committee held four meetings by teleconference.

During the year, the Board examined the composition of the Audit Committee in light of the relevant AMEX listing standards governing audit committees. Based upon this examination, the Board has determined that Mr. Connor, Mr. Conroy, and Mr. White, are unrelated, are outside members with no other current affiliation with the Company, and are independent as defined by AMEX listing standards.

Compensation Committee

James J. Woodcock - Chairman, Thomas F. Conroy, and William K. White

The Compensation Committee determines matters pertaining to the compensation of certain executive officers of the Company and administers the Company’s stock option and incentive compensation. During 2005, the Compensation Committee held two meetings by teleconference and held an executive session during a regularly scheduled board meeting to discuss compensation. The Committee’s report starts on page 18. The Committee’s charter is reproduced on our website and http://www.teton-energy.com.

Governance and Nominating Committee

Thomas F. Conroy - Chairman and James J. Woodcock

The Board has established a Governance and Nominating Committee for purposes of nominating Directors and for all other purposes outlined in the Governance and Nominating Committee charter, including nominees submitted to the Board by stockholders. The Board has determined that each of the members of the Governance and Nominating Committee is unrelated, is an outside member with no other affiliation with the Company, and is independent as defined by the AMEX listing standards. The Committee’s charter is reproduced on our website and http://www.teton-energy.com.

Nomination of Directors

As provided in the Governance and Nominating Committee’s charter and our Company’s corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become Directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other Directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Governance and Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”);

•	whether the person would qualify as an “independent” director under the rules of the SEC and AMEX listing standards;

•	the importance of continuity of the existing composition of the Board to provide long-term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Governance and Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board has determined that stockholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

•	the recommendation must be made in writing to the attention of the Chairman of the Company’s Governance and Nominating Committee;

•
the recommendation must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person’s ownership of the Company’s Common Stock;

•
the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to Board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments; and personal references; and

•
a statement from the stockholder nominee indicating that such nominee wants to serve on the Board and could be considered independent under SEC rules and AMEX listing standards, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

Compensation Committee Interlocks and Insider Participation

In January 2006, the Board elected James J. Woodcock, Thomas F. Conroy, and William K. White to serve on the Compensation Committee for fiscal 2006.  All Compensation committee members are independent pursuant to Rule 121A of the AMEX Company Guide.

ELECTION OF DIRECTORS

PROPOSAL NO. 1

The Board proposes the election of the current Directors of the Company for an additional term of one year. The following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of Directors.

The Board adheres to corporate governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. The Board is responsible for supervision of the overall affairs of the Company. Following the Annual Meeting, the Board will consist of five Directors. All Directors are U.S. citizens. The term of each director continues until the next annual meeting or until successors are elected. The nominees for director are:

Name	Biographical Information and Current Directorships	Age

James J. Woodcock
James J. Woodcock has been a Director since 2002 and Chairman of the Company since February 2005. Mr. Woodcock also chairs the Company’s Compensation Committee. Since 1981, Mr. Woodcock has been the owner and CEO of Hy-Bon Engineering Company, based in Midland, Texas. Hy-Bon is an engineering firm and manufacturer of vapor recovery, gas boosters, and casing pressure reduction systems for the oil industry. From 1997 to 2002, Mr. Woodcock was the Chairman of Transrepublic Resources, a private oil and gas exploration firm located in Midland Texas. From 1996 to 2003, Mr. Woodcock was a board member of Renovar Energy, a private waste to energy firm located in Midland Texas and was its Chairman of the Board from 1996 until 2003.
		67

Karl F. Arleth	Karl F. Arleth has been our President and Chief Executive Officer since May 2003 and a Director since 2002. From 2002 to 2003, Mr. Arleth was the Chief Operating Officer of Sefton Resources, Inc., an oil and gas exploration and production company. Since 2002, Mr. Arleth has served as a Board member of Sefton Resources, Inc. Between 1999 and 2001, he served as Chairman and CEO of Eurogas, Inc in London. Ending in 1999, Mr. Arleth spent 21 years with Amoco and BP-Amoco. ouston	57

John T. Connor, Jr.
John T. Connor, Jr. has been a Director since 2003 and chairs the Board’s audit committee. He is the Founder and Portfolio Manager of the Third Millennium Russia Fund, a US based mutual fund specializing in the equities of Russian public companies, which he founded in 1998. Mr. Connor is a member of the Council on Foreign Relations and the American Law Institute. He is a Director of Port.ru., Inc., a Delaware corporation, which operates the leading internet portal in Russia, mail.ru. and is also a member of the board of directors of Swissfone Ltd., based in Washington, D.C., an Irish company which is a telecom wholesaler.
		65

Thomas F. Conroy
Thomas F. Conroy was our interim Chief Financial Officer and Corporate Secretary from March 2002 until May 1, 2003, and a Director since 2002. Since 2002, Mr. Conroy has been a principal member of Mann-Conroy-Eisenberg & Assoc. LLC, a life insurance and reinsurance consulting firm, and since 2001, has been a managing principal of Strategic Reinsurance Consultants International LLC, a life reinsurance consulting and brokerage firm. Ending in 2001, Mr. Conroy, spent 27 years with ING and its predecessor organizations, serving in various financial positions and leading two of its strategic business units as President. Mr. Conroy is a Certified Public Accountant.
		67

William K. White	Mr. White is currently President of Amado Energy L.P., an investment vehicle formed to focus on the acquisition of oil and gas minerals in the United States. Between 1996-2002, Mr. White was Chief Financial Officer of Pure Resources, Inc., a NYSE-listed independent exploration and production concern.	63

All officers hold office until the first meeting of the Board after the annual meeting of stockholders next following his election or until his successor is elected and qualified. A director or officer may also resign at any time. Messrs. Connor, Conroy, White, and Woodcock have been determined by the Board to be Independent Directors within the meaning of Section 121A of the AMEX Company Guide. There are no family relationships among directors or executive officers of Teton.

The five nominees receiving the highest number of votes of the shares of the Company cast at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE ABOVE NOMINEES.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Transactions Involving Mr. Arleth

Mr. Arleth, President and Chief Executive Officer, signed an employment agreement on May 1, 2003. The agreement is for a three-year term, with an initial salary of $10,000 per month. Mr. Arleth’s salary has been raised each year since the initial agreement and, effective, January 1, 2006, his salary under his employment agreement is paid at $20,833 per month. Under the terms of the agreement, Mr. Arleth is entitled to 24 months severance pay in the event of a change of position or control of the Company.

DIRECTOR COMPENSATION

Independent Directors are compensated as follows: During 2005, $6,000 cash for each quarter served, plus stock valued at $2,500 for each meeting attended and stock valued at $1,000 for each teleconference in which the director participates. With the termination of the 2003 Employee Stock Option Plan and the 2004 Non-Employee Stock Compensation Plan, directors are no longer compensated in stock for their attendance at meetings or in teleconferences, effective as of the beginning of the 3rd Quarter 2005. Effective with the 1st Quarter of 2006, Independent Directors are paid $8,000 in cash for each quarter served. In addition, members of the Board are eligible to participate in the Company’s 2005 Long Term Incentive Plan. Cash retainer payments are made in arrears based on service for the previous quarter.

In addition to these fees, Directors are reimbursed for reasonable travel expenses, are eligible to participate in the Company’s stock option plan, and are covered by the Company’s directors and officers insurance.

During 2005, the Directors received the following compensation based on retainers and attendance at each meeting: Messrs. Connor, Conroy, Woodcock each received $24,000 in cash compensation in respect of quarterly retainers and Mr. White received $6,000; Messrs. Connor and Conroy each received $21,000 and Mr. Woodcock received $22,300 in respect of stock paid for attendance at physical meetings and participation in teleconferences. Mr. White received no stock compensation during for 2005 in respect of meetings attended. In addition, all directors participate in the Company’s Long-term Incentive Program. In addition, during 2005, Mr. Woodcock, as chairman, was awarded 120,000 shares of restricted stock, which vest in equal tranches each year over a three-year period beginning January 1, 2006. Additionally, since Mr. White was not a member of the Board when the LTIP grants were awarded in July 2005, he was awarded 25,000 shares which vest in equal tranches each year over a three-year period.

INFORMATION ABOUT STOCK OWNERSHIP

The following tables set forth certain information as of the Record Date, available to the Company with respect to the shares of the Company (i) held by those persons known to the Company to be beneficial owners (as determined under the rules of the SEC) of more than 5% of the Common Stock then outstanding and (ii) held by each of the Directors, each of the executive officers named in the Summary Compensation Table below, and by all of the Directors and such executive officers as a group. The business address for all Directors and executive officers is c/o Teton Energy Corporation, 410 17th Street, Suite 1850, Denver, Colorado 80202.

5% BENEFICIAL OWNERS

NAME AND ADDRESS(1) of Beneficial Owner	Common Stock Beneficially Owned	Percent of Class

H. Howard Cooper (2)	1,388,910	10.93%
Karl F. Arleth (3)	891,745	7.34%
Parties Affiliated with PGR Partners LLC (4)	650,000	5.74%
Sound Energy Partners (5)	643,400	5.68%
ATEC/Apollo (6)	619,992	5.44%
James J. Woodcock (7)	618,556	5.23%

(1)	Unless otherwise indicated, the address for all beneficial owners is c/o Teton Energy Corporation, 410 17th Street, Suite 1850, Denver, CO 80202.

(2)
Includes (i) 10,621 shares of common stock, (ii) 375,000 shares underlying warrants, with an exercise price of $3.24, (iii) 603,289 shares underlying options exercisable at $3.48 per share and (iv) 400,000 shares underlying options exercisable at $3.60 per share.

(3)
Includes (i) 75,850 shares of common stock, (ii) 105,557 shares underlying warrants, with exercise prices ranging from $3.24 to $4.92 per share, (iii) 410,338 shares underlying options exercisable at $3.48 per share, and (iv) 300,000 shares underlying options exercisable at $3.60 per share.

(4)
Includes 650,000 shares of common stock owned directly. 450,000 shares (as well as 200,000 warrants, which warrants were subsequently exercised) were issued directly to five entities controlled by individuals who are affiliated with PGR Partners, LLC and involved in the sale of the 25% membership interest in Piceance Gas Resources, LLC, which membership interest constituted our interest in the Piceance Basin until the fee owner of the land on which Piceance LLC’s oil and gas rights and leases are located consented to transfer the interests directly to each of the members. The address for those individuals who are affiliated with PGR Partners, LLC is 730 17th Street, Suite 410, Denver, Colorado 80202.

(5)
According to a Schedule 13G filed with the Securities and Exchange Commission (the “SEC”) by Sound Energy Partners, Inc., dated February 9, 2006 and effective as of December 31, 2005, Sound Energy Partners, Inc., a registered investment advisor, has shared power to vote or to direct the vote with respect to 643,400 shares of our common stock. The address of Sound Energy Partners, Inc. listed in the Schedule 13G is 354 Pequot Avenue, Southport, Connecticut 06890.

(6)
Includes (i) 436,485 shares of common stock owned directly and (ii) 183,437 shares of common stock underlying warrants exercisable at $1.75 per share. The shares and warrants were issued directly to nine individuals who are affiliated with ATEC/Apollo and involved in the sale of the acreage to the Company that constitutes our DJ Basin acreage. ATEC/Apollo’s address is 1557 Ogden Street, Suite 300, Denver, Colorado 80218.

(7)
Includes (i) 115,828 shares of common stock, (ii) 92,590 shares underlying warrants, with exercise prices ranging from $3.24 to $4.92 per share, (iii) 210,148 shares underlying options exercisable at $3.48 per share, and (iv) 200,000 shares underlying options exercisable at $3.60 per share.

DIRECTORS AND OFFICERS

NAME AND ADDRESS(1) of Beneficial Owner	Common Stock Beneficially Owned	Percent of Class

Karl F. Arleth (2)	891,745	7.34%
James J. Woodcock (3)	618,556	5.23%
John T. Connor (4)	373,718	3.25%
Thomas F. Conroy (5)	161,031	1.41%
William K. White (6)	15,000	0.13%
Patrick A. Quinn (7)	100,000	0.88%
Directors and Executive Officers as a Group (six (6) persons)	2,160,060	18.24%

(1)	Unless otherwise indicated, the address for all beneficial owners is c/o Teton Energy Corporation, 410 17th Street, Suite 1850, Denver, CO 80202.

(2)
Includes (i) 75,850 shares of common stock, (ii) 105,557 shares underlying warrants, with exercise prices ranging from $3.24 to $4.92 per share, (iii) 410,338 shares underlying options exercisable at $3.48 per share, and (iv) 300,000 shares underlying options exercisable at $3.60 per share.

(3)
Includes (i) 115,828 shares of common stock, (ii) 92,590 shares underlying warrants, with exercise prices ranging from $3.24 to $4.92 per share, (iii) 210,148 shares underlying options exercisable at $3.48 per share, and (iv) 200,000 shares underlying options exercisable at $3.60 per share.

(4)
Includes (i) 183,554 shares of common stock owned indirectly, (ii) 15,164 shares of common stock owned directly, (iii) 100,000 shares of common stock underlying options exercisable at $3.71 per share and (iv) 75,000 shares of common stock underlying options exercisable at $3.60 per share.

(5)
Includes (i) 31,261 shares of common stock, (ii) 26,112 shares underlying warrants, with exercise prices ranging from $3.24 to $6.00, (iii) 28,658 shares underlying options exercisable at $3.48 per share and (iv) 75,000 shares underlying options exercisable at $3.60 per share.

(6)	Includes 15,000 shares of common stock.

(7)	The shares owned by Mr. Quinn are held subject to a restricted stock award agreement.

INFORMATION ABOUT EXECUTIVE OFFICERS

The Chairman, the Chief Executive Officer, and other corporate officers are elected annually by our Board. Each holds office until their successors are elected and duly qualified or until their resignation.

The current executive officers of the Company are as follows:

Name	Age	Position

Karl F. Arleth	57	Chief Executive Officer, President, and Director

Patrick A. Quinn	52	Chief Financial Officer & Secretary

Karl F. Arleth has been our President and Chief Executive Officer since May 2003 and a Director since 2002. From 2002 to 2003, Mr. Arleth was the Chief Operating Officer of Sefton Resources, Inc., an oil and gas exploration and production company. Since 2002, Mr. Arleth has served as a Board member of Sefton Resources, Inc. Between 1999 and 2001, he served as Chairman and CEO of Eurogas, Inc in London. Ending in 1999, Mr. Arleth spent 21 years with Amoco and BP-Amoco.

Patrick A. Quinn, CPA, CVA. Mr. Quinn joined Teton in February 2004 to serve as the Company’s Chief Financial Officer on a contract basis. For the past 15 years, Mr. Quinn has been the CEO of Quinn & Associates, P.C., a firm he founded that provides accounting, tax, and auditing services primarily to the oil and gas industry.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information about the total compensation for services in all capacities to the Company or its subsidiary for the Chief Executive Officer and the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the “named executive officers”). See the Compensation Committee Report beginning on page 18 for an explanation of our compensation philosophy.

		Annual Compensation						Long Term Compensation
								Awards			Payouts
Name & Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compen- sation ($)			Restricted Stock awards		Securities Underlying Options SARs (#)	LTIP Payouts ($)	All Other Compen-sation

Karl F. Arleth CEO	2005	205,000		265,000	(1)(6)	17,250		0		0	0	0
	2004	180,000		80,000	(2)	16,800		0		300,000	0	0
	2003	85,000		0		0		0		410,338	0	0

H. Howard Cooper, Chairman	2005	200,000	(3)	0		11,181		0		0	0	0
(until February 2005)CEO	2004	200,000		160,000	(2)	8,200		0		400,000	0	0
(untilMay 2003)	2003	160,000		0		0		0		603,289	0	0

Patrick A. Quinn	2005	0		0	(6)	182,901	(4)	441,000	(5)	0	0	0
CFO	2004	0		0		105,745	(4)	0		0	0	0

(1)	$60,000 of Mr. Arleth’s bonus was paid in respect of performance during 2004 and $205,000 was in respect of performance during 2005.

(2)	Bonus paid for 2003 performance.

(3)
Mr.Cooper resigned as Chairman in February 2005 and later resigned as a director in October 2005. Amounts paid to Mr. Cooper in 2005 included his service as executive chairman in January - February 2005 and in respect of negotiated severance payments during the balance of 2005.

(4)
Mr. Quinn has rendered services to the Company as its Chief Financial Officer on a contract basis. Amounts paid in respect of Mr. Quinn’s services were paid to Mr. Quinn’s firm, Quinn & Associates, P.C. in respect of Mr. Quinn’s services and for services of other employees of Quinn & Associates, P.C.

(5)
Mr. Quinn was awarded 140,000 restricted shares on April 5, 2005. Of those shares 40,000 shares were given registration rights pursuant to an S-8 filing entitling Mr. Quinn to sell such shares for tax purposes. The balance of the shares were subject to certain terms pursuant to an award agreement. The value of shares held by Mr. Quinn at December 31, 2005 was $590,000.

(6)
Does not include amounts issued in respect of the Company’s 2005 Long-Term Incentive Plan. (Please see discussion of awards made under the Company’s LTIP under the Long-term Incentive Plans - Awards in Last Fiscal Year section below.

Stock Options

Options/SARs Grants During Last Fiscal Year
The Company did not grant any stock options or SARs during the last fiscal year.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

			Number of
	Shares		Securities	Value of
	Acquired		Underlying	Unexercised
	On	Value	Unexercised	In-the-money
Name	Exercise	Realized	Options	Options

Karl F. Arleth	--	--	710,338	$ 1,683,018

Howard Cooper	--	--	1,003,289	$ 2,379,959

Long-term Incentive Plans - Awards in Last Fiscal Year

The following table provides information related to long-term incentive plan awards granted to our named executive officers during the fiscal year ended December 31, 2005 under the Teton Energy Corporation 2005 Long-term Incentive Plan (the “2005 LTIP”). The 2005 LTIP is administered by our Compensation Committee using an administration plan and award agreements. Each year, the Compensation Committee creates new criteria based on milestones and objectives that it deems to be in the Company’s and shareholders’ best interests, which criteria are incorporated into a new plan administration document that establishes 1, 2, and 3 year performance milestones.

The terms of the 2005 awards provide that awards will be made in shares of common stock of the Company based on the achievement of either threshold, target, or stretch objectives, or some interpolation thereof. Initial awards are made in performance share units, which units entitle a participant to a corresponding number of shares if objectives are met. The terms of all 2005 awards provide that vesting will occur based on the achievement of 1, 2, and 3-year performance milestones based on the following criteria:

1.	The achievement of certain levels of annual production of crude oil and/or natural gas, as measured in thousand cubic feet or mcf.

2.	Management’s efficiency and effectiveness in operating the Company.

3.	The achievement of a certain level of reserves of crude oil and/or natural gas reserves, as measured in billion cubic feet or bcf.

4.	The Company’s ability to find and develop such reserves at a cost that is competitive within the industry.

5.	Increases in the price of the Company’s common stock.

The Performance Measures are consolidated into a composite measure based on the relative weighting of each component as a percentage of 100% as determined by the Company’s Compensation Committee. Consistent with the Plan, the Performance Measures have been established in order to provide for the attainment of one, two, and three year objectives. In the event the employment of a participant is terminated by reason of death, disability, or retirement during the Performance Period, the participant or the participant’s beneficiary or estate shall be entitled to receive a prorated payment of the Performance Share Units.  Subject to the terms of the LTIP, in the event that a participant terminates employment with the Company for any other reason, or in the event that the Company terminates the employment of the participant with or without cause, all Performance Share Units awarded to the participant under the Award Agreement, if not previously paid out, shall be forfeited; provided, however, that in the event of a termination of the employment of the participant by the Company without cause, the Compensation Committee, in its sole discretion, may waive such automatic forfeiture provision and authorize a pay out to the participant on a pro rata basis.

Long-Term Incentive Plans — Awards in Last Fiscal Year

				Estimated Future Payouts Under Non-Stock Price-Based Plans
Name	Number of Shares, Units or Other Rights		Performance or Other Period Until Maturation or Payout	Threshold	Target	Maximum

Karl F. Arleth	30,000	(1)	2005	15,000	30,000	60,000
	45,000	(1)	2005-2006	22,500	45,000	90,000
	75,000	(1)	2005-2007	37,500	75,000	150,000

Patrick A. Quinn	15,000	(1)	2005	7,500	15,000	30,000
	22,500	(1)	2005-2006	11,250	22,500	45,000
	37,500	(1)	2005-2007	18,750	37,500	75,000

H. Howard Cooper(2)	4,000	(1)	2005	2,000	4,000	8,000
	6,000	(1)	2005-2006	3,000	6,000	12,000
	10,000	(1)	2005-2007	5,000	10,000	20,000

(1)
Amounts set forth in the table represent the potential payout of awards under the 2005 LTIP based on achievement of target composite measurement in each of 2005, 2006, and 2007. The Award Agreements provide that payment of any earned Performance Share Units following the close of the Performance Period shall be made 100% in shares of the common stock of the Company (the “Shares”).  Participants will receive one Share for each earned Performance Share Unit.  The base composite measures for 2005, 2006, and 2007 are 100.00, 271.31, and 453.06, respectively. The Performance Measures are consolidated into a composite measure based on the relative weighting of each component as a percentage of 100% as determined by the Company’s Compensation Committee.

(2)	Although Mr. Cooper was initially given an award of performance share units under the Company’s Long Term Incentive Plan, those units were forfeited upon his resignation from the Company’s board.

Retirement Plan

The Company offers its employees the right to participate in a simple IRA plan. The plan provides for the Company to match employee contributions up to 3% of gross wages. All employees, including named executives (excluding executives performing services on a contract basis) are entitled to participate in the plan. For the year ended December 31, 2005, Company contributed $3,467 to such plan.

Equity Compensation Plan Information

The following table sets forth information about our equity compensation plans at December 31, 2005:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders:
2005 Long-term Incentive Plan(1)	800,000(3)	(4)	(1)
2004 Non-Employee Stock Compensation Plan(2)	287,500	(4)	--
2003 Employee Stock Compensation Plan(2)	2,875,334	$3.54	--

(1)
The Company’s Long-Term Incentive Plan, as approved by our Shareholders, provides for the issuance of a maximum number of shares of common stock equal to 20% of the total number of shares of Common Stock outstanding as of the effective date for the plan’s first year and for each subsequent plan year, (i) that number of shares equal to 10% of the total number of shares of Common Stock outstanding as of the first day of each respective plan year, plus (ii) that number of shares of Common Stock reserved and available for issuance but unissued during any prior plan year during the Term of the Plan; provided, however, in no event shall the number of shares of Common Stock available for issuance under the Plan as of the beginning of any Plan Year plus the number of shares of Common Stock reserved for outstanding awards under the Plan exceed 35% percent of the total number of shares of Common Stock outstanding at that time, based on a three-year period of grants

(2)	The 2004 Non-Employee Stock Compensation Plan and the 2003 Employee Stock Compensation Plan were terminated upon the adoption of the 2005 Long-term Incentive Plan.
(3)
Includes 800,000 performance share units awarded in July 2005. A performance share unit is equal in value to one share of the Company’s common stock and subject to vesting on the basis of the achievement of specified performance targets as specified in the applicable administration document or award agreement. Upon vesting, performance share Units will be settled by delivery of shares to the Participant equal to the number of vested performance share units. In January 2006, the Compensation Committee determined that the 2005 performance targets had not been met.  As a result, 160,000 performance share units from the original grant of 800,000 will not vest under the 2005 Grant.

(4)	Not applicable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires that the Company’s Directors and certain of its officers file reports of ownership and changes of ownership of the Company common stock with the SEC and AMEX. Based solely on copies of such reports provided to the Company, the Company believes that all Directors and officers filed on a timely basis all such reports required of them with respect to stock ownership and changes in ownership during 2005 except that Messrs. Conroy, Connor, and Woodcock were late in reporting the grant of stock in partial compensation for services as directors and Mr. White was late in reporting his initial holdings upon becoming a director of the Company.

Executive Employment Agreements

Mr. Arleth, President and Chief Executive Officer, signed an employment agreement on May 1, 2003. The agreement is for a three-year term, with an initial salary of $10,000 per month. Mr. Arleth’s salary has been raised each year since the initial agreement and, effective, January 1, 2006, his salary under his employment agreement is paid at $20,833 per month. Under the terms of the agreement, Mr. Arleth is entitled to 24 months severance pay in the event of a change of position or control of the Company.

Mr. Howard Cooper, a former Director and Executive Chairman, signed a consulting agreement with the Company dated March 1, 2005. The consulting agreement was for an initial term of one year and will continue for additional one year terms unless 60 days prior to the anniversary date either party gives notice of termination. The consulting agreement entitled Mr. Cooper to receive two payments per month of $8,333 each. On October 6, 2005, the Company replaced Mr. Cooper’s consulting agreement with a severance agreement. The severance agreement entitles Mr. Cooper to a maximum benefit of $200,000 over the course of one year, which payments are to be made monthly. The Company may terminate the severance payments prior to September 30, 2006, in the event that Mr. Cooper accepts reasonably equivalent employment with another company during the severance period, or in the event Mr. Cooper is in material breach with the terms of the severance agreement, or in the event that the Company’s board unanimously adopts a resolution that he is in material breach of this agreement. The severance agreement also grants Mr. Cooper certain rights with respect to the registration of shares underlying certain options or warrants held by Mr. Cooper pursuant to various compensation programs. The severance agreement also contains certain restrictions on Mr. Cooper’s ability to sell shares held by him in order to protect the price of the Company’s stock.

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee (the “Compensation Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the 1934 Act, except to the extent the Company specifically incorporates this Compensation Report by reference therein.

The Company’s executive compensation program is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to align the interests of executive management with those of the stockholders, and to provide incentives and reward both short and long term performance based on the success of the Company in meeting its development milestones and business objectives. The Compensation Committee places a particular emphasis on variable, performance based components, such as the bonus potential and stock-based awards, the value of which could increase or decrease to reflect changes in corporate and individual performance.

Components of Compensation

Each full-time executive officer’s compensation package is generally comprised of the following elements: (1) a base salary which is established at levels considered appropriate for the duties and scope of responsibilities of each officer’s position; (2) a performance-based annual bonus; and (3) periodic grants of stock-based and/or stock equivalent incentive compensation to strengthen the mutuality of interests between the executive officers and the Company’s stockholders. Executive officers are also eligible to participate in compensation and employee benefits generally available to all employees of the Company.

The Compensation Committee believes that this approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short and long term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is “at risk,” namely, the annual bonus and stock-based compensation. The annual bonus is also based, in significant part, on Company performance. Stock-based compensation relates a significant portion of long-term remuneration directly to the achievement of certain milestones, including, among other things, relative stock price appreciation realized by all of the Company’s stockholders.

Base Salary

Base salaries for executive officers are set at levels believed by the Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company, the salary levels in effect for comparable positions in similarly situated companies within relevant industries, and internal comparability considerations. Base salaries for the Company’s executive officers other than the Chief Executive Officer, as well as changes in such salaries, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer’s service. All such recommendations are subject to approval or disapproval by the Compensation Committee in its sole discretion. Other than provisions provided for in employment agreements, changes in base salaries of executives are based on an evaluation of the personal performance of the executive, prevailing market practices, and the performance of the Company as a whole. In determining base salaries, the Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company’s strategic plans, developing management employees and exercising leadership in the development of the Company.

Cash-Based Incentive Bonus

The Committee believes that a portion of the total cash compensation for executive officers should be based on the Company’s success in meeting certain objectives, including its annual or its short-term performance objectives and contributions by the executive officers that enable the Company to meet its long-term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short-term corporate goals that also further the long-term objectives of the Company, and places a significant portion of each executive officer’s annual compensation at risk.

Stock-based Incentive Compensation

The Compensation Committee believes that equity participation is a key component of the Company’s executive compensation program. Stock options were historically awarded by the Committee to executive officers primarily based on potential contributions to the Company’s growth and development and marketplace practices. In 2005, the Company’s shareholders approved the 2005 Long-term Incentive Plan (“LTIP”). Subsequently, the Compensation Committee instituted certain procedures and measurement metrics designed to implement the LTIP’s performance share unit program. Grants under the LTIP are intended to promote the Company’s desire to assure that executives and employees focus on the achievement of 1, 2, and 3-year objectives designed to promote the longer-term value creation for shareholders. These awards are tailored to retain executive officers and to motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders. LTIP awards provide an effective incentive for management to create stockholder value over the long term because the vesting and full benefits of performance share units into stock cannot be realized unless specific milestones are achieved over 1, 2, and 3-year periods.

CEO Compensation

With the framework described above, the Committee determines the salary and bonus of the Chief Executive Officer based on his leadership, the execution of business plans, and strategic results. The complexity of the business and his experience are also key factors. The Committee has used the following metrics to determine the CEO’s compensation: the historical complexity of the Company’s international operations, the CEO’s success in transforming the Company from a Russian Oil concern to a domestic resources company, the experience that the CEO brings to the Company and its business, the CEO’s ability to continuously improve the Company’s results, and the CEO’s ability to evaluate and execute on acquisitions that will enable the Company to grow its asset base. The Committee meets annually to establish operational and financial goals and objectives for the CEO and throughout the year regularly meets in executive sessions and with the CEO to review performance against those objectives. A final meeting of the Compensation Committee as well as with the entire Board is held at the end of each fiscal year to measure results of the prior year as well as to set objectives and establish compensation benchmarks for the subsequent year. Beginning in 2005, annual performance reviews are held during the first quarter of the year following the close of the previous calendar year.

James J. Woodcock, Chairman
Thomas F. Conroy
William K. White

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with Ehrhardt Keefe Steiner & Hottman PC matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

John T. Connor, Jr., Chairman
Thomas F. Conroy
William K. White

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to the Company by Ehrhardt Keefe Steiner & Hottman PC as of or for the two fiscal years ended December 31, 2005 and 2004 are set forth below:

	2005	2004

Audit Fees	$101,111	$74,053
Audit-Related Fees	16,034	40,508
Tax Fees	9,975	8,550
Total	$126,920	$123,111

Audit Fees. Aggregate fees for professional services rendered by Ehrhardt Keefe Steiner & Hottman PC in connection with its audit of our consolidated financial statements included in Forms 10-K and 10-KSB, respectively and the quarterly reviews of our financial statements included in Forms 10-Q and 10-QSB, respectively for the fiscal years 2005 and 2004.

Audit-Related Fees. These were primarily related to S-3, S-8, SB-2,and SB-2/A filings for the registration of our stock, review of our 2004 proxy statement, and tax consequences of our employee stock grants.

Tax Fees. These were related to tax compliance and related tax services.

Ehrhardt Keefe Steiner & Hottman PC rendered no professional services to us in connection with the design and implementation of financial information systems in fiscal year 2005 or 2004.

STOCK PERFORMANCE GRAPH

The following performance graph reflects the share price performance of Teton Energy Corporation since its shares commenced trading in the United States on the OTC Bulletin Board in November 2001. (Teton shares have been traded on the American Stock Exchange since May 2003). The total return of Teton’s shares is compared to 1) the Russell 2000® Index, an index measuring the performance of 2,000 companies with small market capitalizations, and to 2) a peer group of 26 companies with SIC code 1311 (Crude Oil and Natural Gas Producers) with market capitalizations of less than $100 million. All cumulative returns are calculated on a fiscal year basis ending on December 31 of each year and have been weighted by market capitalization.

The Companies included in the peer group are:

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AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements and other information may be inspected without charge at the principal office of the SEC, 100 F Street, N.E., Washington, D.C. 20549, and at the regional offices of the SEC located at 3 World Financial Center, New York, New York 10281 and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, and copies of all or any part thereof may be obtained at prescribed rates from the SEC’s Public Reference Section at such addresses. Also, the SEC maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Such reports, proxy and information statements and other information also can be inspected at the office of the American Stock Exchange, Inc., 86 Trinity Place New York, NY 10006.

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2005 (which is not part of the Company’s proxy soliciting materials) has been mailed to the Company’s stockholders with or prior to this proxy statement. A copy of the Company’s Annual Report on Form 10-K, without exhibits, will be furnished without charge to stockholders upon request to:

Ms. Gillian Kane
Tel. (303) 565-4600
Teton Energy Corporation
410 17th Street, Suite 1850
Denver, Colorado 80202
gkane@teton-energy.com

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

PROPOSAL NO. 2

Ehrhardt Keefe Steiner & Hottman PC has served as the Company’s independent auditors since December 1999 and has been appointed by the Audit Committee to continue as the Company’s independent auditors for the fiscal year ending December 31, 2006. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Ehrhardt Keefe Steiner & Hottman PC has no interest, financial or otherwise, in the Company.

A representative of Ehrhardt Keefe Steiner & Hottman PC is expected to be present at the Annual Meeting. The auditors will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The proxy holders intend to vote the shares represented by proxies to ratify the Board’s selection of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent auditors for the fiscal year ending December 31, 2006.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next Committee meeting.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

ADDITIONAL INFORMATION

Other Business

The Board is not aware of any other business that will come before the Annual Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Annual Meeting.

Stockholder Proposals

In order for stockholders proposals to be included in Teton’s proxy statement for the 2007 Annual Meeting, they must be received by Teton at its principal executive office, 410 17th Street, Suite 1850, Denver, Colorado 80202 by January 19, 2007. All other stockholder proposals, including nominations for Directors, must be received by Teton not less than 60 days or more than 90 days prior to such Meeting, which is tentatively scheduled for April 19, 2007.

Availability of Certain Documents Referred to Herein

This Proxy Statement refers to certain documents of the Company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon oral or written request, without charge, directed to Gillian Kane, Investor Relations, Teton Energy Corporation, 410 17th Street, Suite 1850, Denver, Colorado 80202, telephone number (303) 565-4600.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

By:	/s/ James J. Woodcock
James J. Woodcock, Chairman

Denver, Colorado March 10, 2006

PROXY	PROXY

TETON ENERGY CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON APRIL 13, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Karl F. Arleth, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of Common Stock of Teton Energy Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on April 13, 2006 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This proxy must be signed and dated on the reverse side.

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THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Teton Energy Corporation to be held at Marriott City Center, 1701 California Street, Denver, Colorado 80202 on April 13, 2006, at 9:30 AM (local time).

Please read the Proxy Statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS

1. Election of Directors
	For	Withhold

Nominees:	☐	☐
Karl F. Arleth	☐	☐
John T. Connor, Jr.	☐	☐
Thomas F. Conroy	☐	☐
William K White	☐	☐
James F. Woodcock	☐	☐

(Except nominee(s) written above)

	For	Against	Abstain

2. To consider and act upon a proposal to ratify the Board’s selection of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent auditors for the fiscal year ending December 31, 2006	☐	☐	☐

Dated: March 10, 2006

Signature ____________________________________________________________________________________

Name (printed) ________________________________________________________________________________

Title ________________________________________________________________________________________
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

-----------------------------------------------------------------------------------------------

FOLD AND DETACH HERE

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VOTE BY TELEPHONE OR INTERNET
QUICK *** EASY *** IMMEDIATE

TETON ENERGY CORPORATION

•	You can now vote your shares electronically through the Internet or the telephone.
•	This eliminates the need to return the proxy card.
•	Your electronic vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET

www.computershare.com/expressvote

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE

1-800-652-8683 (8683=“VOTE”)

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE ABOVE CARD IF VOTING ELECTRONICALLY

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